UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2023

H.B. Fuller Company
(Exact Name of Company as Specified in Charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard, P.O. Box 64683, St. Paul, Minnesota	55164-0683
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (651) 236-5900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FUL	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 6, 2023, H.B. Fuller Company (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of the election of three directors, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 2, 2023, a non-binding advisory vote to approve the compensation of our named executive officers as disclosed in the proxy statement, a non-binding advisory vote on the frequency of an advisory vote on executive compensation, and the approval of the second amendment and restatement of the H.B. Fuller Company 2020 Master Incentive Plan to increase shares and adopt certain other amendments. As of the record date, there was a total of 53,799,906 common shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 50,855,661 common shares were represented in person or by proxy, therefore a quorum was present.

The voting results for the election of three directors were as follows:

	For	Withheld	Broker Non-Votes
Daniel L. Florness (three-year term)	47,134,581	1,597,194	2,123,886
Lee R. Mitau (three-year term)	46,067,883	2,663,892	2,123,886
Teresa J. Rasmussen (three-year term)	47,646,637	1,085,138	2,123,886

Votes regarding ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 2, 2023, were as follows:

For	Against	Abstain
48,921,071	1,884,155	50,435

The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
45,666,929	2,818,110	246,736	2,123,886

The voting results on a non-binding advisory vote on frequency of an advisory vote on executive compensation were as follows:

One Year	Two Years	Three Years	Abstain
46,640,969	40,509	2,016,456	33,841

The voting results on the approval of the second amendment and restatement of the H.B. Fuller Company 2020 Master Incentive Plan to increase shares and adopt certain other amendments were as follows:

For	Against	Abstain	Broker Non-Votes
32,834,557	15,809,209	88,009	2,123,886

In light of the voting results with respect to the non-binding vote on frequency of an advisory vote on executive compensation, the Company will hold future say on pay votes on an annual basis until the next advisory vote on the frequency of say on pay votes occurs. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2023

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel
and Corporate Secretary